EXHIBIT 3ii

                   BY-LAWS OF REGISTRANT -- FILED AS EXHIBIT D
                   TO THE PROXY STATEMENT/PROSPECTUS INCLUDED
                         IN THIS REGISTRATION STATEMENT

                                      R-17